                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.
                                     20549



                                    FORM 8-K


                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report July 19, 1995



                    AMERICAN CONSOLIDATED LABORATORIES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                   FLORIDA
                    ----------------------------------------
                    (STATE OF INCORPORATION OR ORGANIZATION)



                000-18448                                        59-2624130
- ----------------------------------------------------             ----------
          (COMMISSION FILE NUMBER)                            (IRS TAX NUMBER)



     6416 PARKLAND DRIVE, SARASOTA, FLORIDA                         34243
- ----------------------------------------------------            ------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)





REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA:                (813) 753-0383
                                                              --------------

ITEM 5.   OTHER EVENTS


          The Company has filed an application for inclusion of its securities on The Nasdaq SmallCap Market. In connectin with this application, the Company is filing with the Securities and Exchange Commission and Nasdaq an 8-K Report containing a balance sheet evidencing compliance with the Nasdaq listing criteria.

          Attached hereto as Exhibit A is an unaudited balance sheet of the Company at June 19, 1995. The balance sheet gives effect during the period from March 31, 1995 through June 19, 1995 of the conversion of debt in the amount of $250,000 into 166,666 shares of Common Stock, the acquisition of the assets of Philcon Laboratories, Inc. and the extension to September 30, 1997 of certain indebtedness outstanding in the amount of $800,000.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN CONSOLIDATED LABORATORIES, INC.


                                    By:/s/ Wayne Upham Smith
                                       --------------------------------------
                                       Wayne Upham Smith
                                       Chairman and Chief Executive Officer


Date:     July 19, 1995

                    AMERICAN CONSOLDIATED LABORATORIES, INC.
                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS



                                                                                June 19,
                                                                                  1995
                                                                               Unaudited
                                                                               ---------
Current Assets:
         Cash and cash equivalents                                           $    90,038
         Accounts receivable, less allowance for
           doubtful accounts of $73,105                                        1,492,323
         Inventories, at lower cost (first in
           first-out) or market                                                1,042,780
         Other current assets                                                    100,571
                                                                             -----------

                 Total Current Assets                                        $ 2,725,712
                                                                             -----------


Property and Equipment at Cost:
         Land                                                                $    50,000
         Buildings and improvements                                              205,000
         Laboratory equipment                                                  1,112,263
         Office equipment                                                        334,083
         Leasehold improvements                                                   60,150
                                                                             -----------

                                                                               1,761,496
         Less accumulated depreciation                                         1,139,673
                                                                             -----------

                                                                             $   621,823
                                                                             -----------

Other Assets:
         Cost in excess of fair value of
           assets acquired                                                   $   828,400
         Other tangible assets                                                   865,000
         Deferred loan costs                                                      63,049
                                                                             -----------

                                                                               1,756,449
         Less accumulated amortization                                           210,114
                                                                             -----------

                                                                             $ 1,546,335
         Miscellaneous                                                            45,097
                                                                             -----------

                                                                             $ 1,591,432
                                                                             -----------

                                                                             $ 4,938,967
                                                                             ===========

                    AMERICAN CONSOLIDATED LABORATORIES, INC.
                    CONSOLIDATED BALANCE SHEETS (CONTINUED)

                      LIABILITIES AND STOCKHOLDER'S EQUITY


                                                                                   June 19,
                                                                                     1995
                                                                                   Unaudited
                                                                                   ---------
Current Liabilities:
         Accounts payable                                                        $1,363,784
         Accrued expenses                                                           198,798
         Notes payable to stockholders                                              310,000
         Current maturities of long-term debt
           and obligation under capital lease                                        91,075
                                                                                 ----------

         Total current liabilities                                               $1,963,657
                                                                                 ----------

Long-Term Debt:
         Obligation under capital lease                                              30,125
         Long-term debt other                                                       821,200
                                                                                 ----------

         Total long term debt                                                    $  851,325
                                                                                 ----------

Deferred rent                                                                        59,976

Commitments and Contingencies

Stockholder's Equity:
         Common stock, $.05 par value, 20,000,000
           shares authorized; 4,168,175 issued                                      208,409
         Capital in excess of par value                                           5,650,022
         Deficit                                                                 (3,794,422)
                                                                                 ----------

         Total stockholder's equity                                               2,064,009
                                                                                 ----------

                                                                                 $4,938,967
                                                                                 ==========
